Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information

Note P: Supplemental Cash Flow Information

The components of the change in other assets and liabilities, net, are as follows:

years ended December 31

(add 000)	2015	2014	2013
Other current and noncurrent assets	$(3,631)	$8,066	$1,186
Accrued salaries, benefits and payroll taxes	(12,303)	10,136	(4,276)
Accrued insurance and other taxes	4,425	(17,641)	421
Accrued income taxes	(4,364)	27,680	3,889
Accrued pension, postretirement and postemployment benefits	(18,153)	1,150	(4,795)
Other current and noncurrent liabilities	(3,014)	(10,681)	7,373
Change in other assets and liabilities	$(37,040)	$18,710	$3,798

The change in accrued salaries, benefits and payroll taxes in 2015 and 2014 was attributable to TXI-related severance accrual of $11,444,000 during 2014 and payments of $9,682,000 in 2015. The change in accrued pension, postretirement, and postemployment benefits in 2015 was attributable to higher pension plan funding, which increased $28,270,000.  The change in accrued income taxes was primarily attributable to a reduction in the Corporation’s tax liability due to the utilization of net operating loss carryforwards, and the receipt of the federal tax refunds attributable to the settlement of the U.S. Advanced Pricing Agreement.

Noncash investing and financing activities are as follows:

years ended December 31

(add 000)	2015	2014	2013
Noncash investing and financing activities:
Acquisition of assets through asset exchange	$5,000	$2,091	$—
Acquisition of assets through capital lease	$1,445	$7,788	$10,341
Seller financing of land purchase	$—	$1,500	$—
Acquisition of TXI net assets assumed through issuances of common stock and options	$—	$2,691,986	$—